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                                                                    Exhibit 99.1

                                     CONSENT

         The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to his being named as about to become a director of Coffee Holding Co., Inc. in such Company's Registration Statement on Form SB-2.


                                         /s/ Barry Knepper
                                         -----------------------------------
                                         Barry Knepper

August 10, 2004